CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
February 13, 2020

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01  Other Events.

CURRENT REPORT

Dear respected Shareholders of Access-Power, Inc., and staff at the Securities and Exchange Commmission.

The purpose of this report is to provide full transparency and profit guidance into our business model. Access-Power, Inc. has inventory for over 100 different strains of Medical Marijuana plants. We plan to offer a unique service sometime in the future called Clones by Drones.

https://www.clonesbydrones.com

ACCR has plans to build a 20x20 Master Mother Grow Room and a 20x20 Master Cloning Room. We have located facilities in Grand Haven, MI to begin our construction and return to the throne. The Company is determined to be one of the most respected companies currently traded on OTC Markets.

In addition, it is with great pleasure to report that Access-Power, Inc. has in its possession an ATTORNEY LETTER to be filed with OTC Markets. This document will be the first step in our becoming PINK CURRENT within OTC Markets. We will not fail.

The current management of Access-Power, Inc will do everything in its power to make our business model a success. Access-Power, Inc. will always promise to use best judgement within our operating model. Additionally, we learned on 2/20/20 that our service trademark application for Clones by Drones was assigned to an examiner at the USPTO. This will be the future of marijuana delivery in our Nation. Our shareholders can track the progress of this very important application here:

http://tsdr.uspto.gov/#caseNumber=88690325&caseType=
SERIAL_NO&searchType=statusSearch

Access-Power, Inc. is self-funded and there is absolutely
NO DILUTION in our common stock. May God bless our Company, as we strive to achieve the unthinkable and that is to become very profitable. We are expecting profit margins for this business in the 60-70% range.

Just keep believing in me, and remember...that our comeback song will always remain the same.

https://www.youtube.com/watch?v=xbhCPt6PZIU

May God bless our Company, as we strive to achieve the unthinkable and that will be to become profitable

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL EXHIBITS, AND CAREFULLY CONSIDER, AMONG OTHER FACTORS THE VARIOUS RISK FACTORS THAT MAY BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Respectfully submitted before the Commission,

Patrick J. Jensen
Director
Access-Power, Inc.
February 13, 2020